Jensen Global Quality Growth Fund
Schedule of Investments
August 31, 2025 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Canada - 5.7%
Alimentation Couche-Tard, Inc.	27,700	$1,404,010
Canadian National Railway Co.	11,870	1,149,100
Constellation Software, Inc.	400	1,325,326
		3,878,436

France - 3.8%
Hermes International SCA	1,060	2,596,119

Germany - 3.7%
SAP SE	9,120	2,482,442

Ireland - 2.0%
Accenture PLC - Class A	5,310	1,380,441

Netherlands - 4.9%
Adyen NV (a)(b)	670	1,125,050
ASML Holding NV	2,920	2,168,380
		3,293,430

Spain - 4.3%
Amadeus IT Group SA	35,030	2,938,267

Switzerland - 1.7%
Nestle SA	11,910	1,123,477

Taiwan - 5.9%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	17,220	3,975,581

United Kingdom - 11.9%
Aon PLC - Class A	8,830	3,240,610
AstraZeneca PLC	11,530	1,838,058
Compass Group PLC	87,650	2,979,040
		8,057,708

United States - 55.6%(c)
Abbott Laboratories	9,110	1,208,532
Alphabet, Inc. - Class A	11,870	2,527,242
Amphenol Corp. - Class A	4,610	501,845
Apple, Inc. - Class A	9,670	2,244,794
Automatic Data Processing, Inc.	5,170	1,571,938
Broadridge Financial Solutions, Inc.	5,170	1,321,555
Cadence Design Systems, Inc. (a)	5,920	2,074,546
Copart, Inc. (a)	30,440	1,485,776
Eli Lilly & Co.	2,830	2,073,201
Equifax, Inc.	5,960	1,467,948
Intuit, Inc.	2,790	1,860,930
KLA Corp.	2,250	1,962,000
Mastercard, Inc. - Class A	2,580	1,535,848
Meta Platforms, Inc. - Class A	2,730	2,016,651
Microsoft Corp.	10,140	5,137,837
MSCI, Inc.	1,140	647,201
NVIDIA Corp.	12,910	2,248,664
Sherwin-Williams Co.	3,480	1,273,088
Stryker Corp.	4,880	1,910,081
Waste Management, Inc.	3,830	867,074
Zoetis, Inc.	10,650	1,665,660
		37,602,411
TOTAL COMMON STOCKS (Cost $49,528,549)		67,328,312

SHORT TERM INVESTMENTS - 0.4%	Shares	Value
Money Market Funds – 0.4%
First American Treasury Obligations Fund - Class X, 4.20%(d)	240,342	240,342
TOTAL MONEY MARKET FUNDS (Cost $240,342)		240,342

TOTAL INVESTMENTS - 99.9% (Cost $49,768,891)		67,568,654
Other Assets in Excess of Liabilities - 0.1%		44,796
TOTAL NET ASSETS - 100.0%		$67,613,450
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima SCA – Societe en commandite par actions
SE - Societas Europeae

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of August 31, 2025, the value of these securities total $1,125,050 or 1.7% of the Fund’s net assets.

(c)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(d)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.

Notes to Schedule of Investments
August 31, 2025 (Unaudited)

Investment Valuation

Each equity security owned by the Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price at the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities, including common stocks, preferred stocks and exchange traded funds, listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If, on a particular day, an exchange-listed or NASDAQ security does not trade, then: (i) the security is valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day; or (ii) the security is valued at the latest sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by an approved independent pricing service (“Pricing Service”).

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Foreign securities are traded on foreign exchanges which typically close before the close of business on each day on which the NYSE is open. Each security trading on these exchanges may be valued utilizing a systematic fair valuation model provided by a pricing service. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close and are classified as Level 2 securities. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Redeemable securities issued by open-end, registered investment companies, including money market mutual funds, are valued at the NAVs of such companies for purchase and/ or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under procedures, subject to oversight by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Adviser will regularly evaluate whether the Fund's fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.

Notes to Schedule of Investments (Continued)
August 31, 2025 (Unaudited)

The Trust has adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures,” which requires the Fund to classify its securities based on a valuation method. These inputs are summarized in the three broad levels listed below:

• Level 1—Quoted prices in active markets for identical securities.

• Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3—Significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's investments carried at fair value as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$50,077,479	$17,250,833	$–	$67,328,312
Money Market Funds	240,342	–	–	240,342
Total Investments	$50,317,821	$17,250,833	$–	$67,568,654

Refer to the Schedule of Investments for further disaggregation of investment categories.